Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of uWink, Inc. (the "Company") on Form 10-KSB for the year ending January 1, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter F. Wilkniss, Chief Operating Officer and Chief Accounting Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)    The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 31, 2008	By: /s/ Peter F. Wilkniss
Peter F. Wilkniss
Chief Operating Officer
Chief Accounting Officer